KEMPER
INTERNATIONAL
BOND FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996

Seeking total return, a combination of income and capital appreciation, principally through a portfolio of investment grade foreign debt securities

                     " . . .    We stuck with our long-term
                     approach and remained committed to . . .
                     bonds with very high credit quality."





                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
Country Concentrations
Market Performance
8
Portfolio of Investments
9
Report of Independent Auditors
10
Financial Statements
12
Notes to Financial Statements
15
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL BOND FUND
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

--------------------------------------------------------------------------------

KEMPER INTERNATIONAL BOND FUND            6.13%
-----------------------------------------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------------------------------------------
                               AS OF      AS OF
                              12/31/96   12/31/95
----------------------------------------------------------------------------------------------------------------
KEMPER
INTERNATIONAL BOND FUND        $9.14      $9.03
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF DECEMBER 31, 1996.

                       KEMPER INTERNATIONAL BOND FUND
----------------------------------------------------------------------------------------------------------------
ONE-YEAR INCOME:                   $0.40
----------------------------------------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN                               $0.04
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL BOND FUND
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                              LIFE OF
                                                                  1-YEAR       FUND
----------------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL BOND FUND                                     6.13%       6.60%    (since 2/1/95)
----------------------------------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INTERNATIONAL BOND FUND FROM 2/1/95 THROUGH 12/31/96

                                 [LINE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                                               AS OF               AS OF                 AS OF
                                                              02/01/95            12/31/95              12/31/96
----------------------------------------------------------------------------------------------------------------
/ / Kemper International Bond Fund(1)                          10000              10656                11305
----------------------------------------------------------------------------------------------------------------
/ / The J.P. Morgan Global Government non-U.S. Bond Index+     10000              11846                12367
----------------------------------------------------------------------------------------------------------------

* Average annual total returns measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends.

(1) Performance includes reinvestment of dividends.

    The special risk considerations associated with an investment in the fund, including risks related to foreign investments and to a non-diversified investment company, are discussed in the prospectus. Risks associated with foreign securities, including fluctuating exchange rates, government regulations and differences in liquidity, may affect your investment. As a non-diversified investment company, the fund may invest more than 5% of its assets in the securities of a particular foreign issuer.

+ The J.P. Morgan Global Government non-U.S. Bond Index is an unmanaged index on a U.S. dollar total return basis and is comprised of domestic government bonds from 15 countries. Source is Bloomberg.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[J. PATRICK PHOTO]

J. PATRICK BEIMFORD, JR. JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1976 AND IS CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS AND PORTFOLIO CO-MANAGER OF KEMPER INTERNATIONAL BOND FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[JOHNS PHOTO]

GORDON JOHNS JOINED ZURICH INVESTMENT MANAGEMENT LIMITED, A LONDON-BASED AFFILIATE OF ZURICH KEMPER INVESTMENTS, INC., IN 1988 AND IS PORTFOLIO CO-MANAGER OF KEMPER INTERNATIONAL BOND FUND. JOHNS GRADUATED WITH A B.A. IN LAW FROM BALLIOL COLLEGE, OXFORD, ENGLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

STRATEGIC POSITIONING IN SOLID MARKETS AND CAREFUL ATTENTION TO CURRENCY EXPOSURE HELPED KEMPER INTERNATIONAL BOND FUND OUTPERFORM THE J.P. MORGAN GLOBAL GOVERNMENT NON-U.S. BOND INDEX. HOWEVER, THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS SUFFERED IN 1996*, DUE, IN PART, TO A CAUTIOUS APPROACH TO COUNTRIES EXPECTED TO JOIN THE EUROPEAN MONETARY 1999.

Q    HOW DID THE GLOBAL BOND MARKETS PERFORM IN 1996?

A    In general, it was a good year for international bond markets. We saw interest rates fall in most markets with Europe as a whole and Canada leading performance. Japanese bond markets lagged during the period, suffering from the weakness in the financial sector. This weakness led to declining short-term interest rates throughout the year. Although the Japanese economy was not in recession, it wasn't growing particularly fast.

     On the currency side, it was a mixed picture. The United Kingdom sterling was very strong throughout the year and did outperform the U.S. dollar, but the major European currencies (French franc, German mark) were weak. For the U.S. based investor, the strength of the dollar hurt most foreign bond investments by somewhat diminishing strong local currency returns in the conversion to the U.S. dollar. The dollar-bloc currencies--the Canadian, Australian and New Zealand dollar--did perform better than some of the weaker international currencies because they were positively affected by the U.S. dollar strength. The Japanese yen was the weakest currency during the period, suffering from low levels of activity and low interest rates.

Q    HOW DID KEMPER INTERNATIONAL BOND FUND PERFORM IN THIS MARKET RELATIVE TO
ITS BENCHMARK INDEX AND IN RELATION TO ITS PEERS?

A    Diversification outside the U.S. helped the fund's performance. The average return from the U.S. bond market was somewhat lower than foreign issues which was an obvious benefit to the globally diversified investor. However, as we mentioned, the strength of the U.S. dollar against a number of the international currencies worked against the global bond strength.

     While we did outperform the J.P. Morgan Global Government non-U.S. Bond Index**, our performance lagged behind our peer group. Strategic positioning of the fund in solid markets and careful attention to currency exposure helped us relative to the index. We were right to be positive about the dollar-bloc currencies. We were also right to have a lesser exposure to Japan and the Japanese yen. These decisions combined with a focus on the core markets of Europe helped us beat our benchmark.

*For the year ended December 31, 1996, the fund's return of 6.13% logged the 8.75% return of the Lipper International Income Funds category.

PERFORMANCE UPDATE

     However, one area that hurt us was in convergence plays, that is being invested in those markets and currencies that may be members of the European Monetary Union (EMU) in 1999. These markets (Spain, Italy and Portugal) offered significantly higher yields than they might have if they were simply recognized by the market as another individual European country. We were not heavily exposed to these countries or currencies because we are not convinced they can, in fact, succeed in meeting the 1999 goal. However, the market clearly took a different view and, therefore, those markets did quite well. Going forward, we believe it is going to be very difficult for them to repeat that performance. Between now and 1999, a lot can happen so we continue to be reluctant to place a significant emphasis on these markets based on the POSSIBILITY they will be early EMU participants.

**J.P. Morgan Global Government non-U.S. Bond Index is an unmanaged index on a U.S. dollar total return basis and is comprised of domestic government bonds from 15 countries.

Q    WE HAVE DISCUSSED THE MARKETS YOU STAYED AWAY FROM DURING THE YEAR BUT
WHICH DID YOU FAVOR?

A    With the exception of those mentioned, we were biased toward the European markets because they offered good value in a low short-term interest rate environment. We were also heavily committed throughout the year to the dollar-bloc countries of Australia, New Zealand and Canada where the markets were somewhat undervalued. At the end of the period, over half of the fund's currency positions were in dollar-bloc currencies.

Q    WHAT PROCESS DID YOU AND YOUR TEAM USE IN MAKING YOUR INVESTMENT DECISIONS
AND WHAT WAS THE AVERAGE DURATION OF HOLDINGS IN THE FUND?

A    We stuck with our long-term approach and remained committed to government and supranational bonds with very high credit quality. Over 80% of the fund throughout the year has been committed to government bonds and typically 90% or more of the fund has been AAA rated so our investments were very high quality. We have had a neutral view on duration. This means we didn't have either a really positive or really negative view of the direction of rates. Therefore, our average duration was intermediate at just under five years.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    In general, we believe the bond markets are fairly valued. We don't expect
1997 to be a particularly exciting year--there appears to be no reason for a big sell off and no reason for a big bull market. Diversification out of the U.S. market remains a strong investment decision for shareholders. The U.S. market is still worried about growth in the U.S. economy and the possibility of increases in short-term interest rates. That contrasts with the situation in Europe where the pressures are still more on short-term interest rates falling. So in much of the rest of the world, but particularly in Europe, the general atmosphere for bond markets seems to be more favorable than it is in the U.S.

     As far as currencies are concerned, we still have a modestly positive view of the dollar-bloc currencies because we suspect the dollar-bloc dollar will do better than the U.S. dollar. In Europe there are one or two currencies we consider attractive such as the UK sterling and the Norwegian krone. The Japanese yen has been significantly overvalued against the dollar and we don't expect that to change early in the new year.

Q    WHAT ARE THE RISKS TO THIS OUTLOOK?

A    Well I think there are two big risks for the markets. One is growth turning out to be stronger than expected. This is a particular risk in the U.S. and in some of the dollar-bloc countries. If growth is surprisingly strong, short-term interest rates in the U.S. would increase and that could have a ripple effect on all global markets. A second risk to the markets is problems with the convergence towards EMU. If some incident affects these efforts in the next year, that could weaken the European markets that have benefited from this process. Further convergence of higher yielding markets toward the yield level of German bonds will lead to assertions that countries outside the core European markets will join EMU in January 1999. This looks less likely to happen with Germany continuing to have doubts as to the early admissibility of some countries. Accordingly, our asset allocation reflects this view.

MARKET PERFORMANCE

WORLD BOND MARKET PERFORMANCE

The table below presents the one-year returns of 20 government bond markets tracked by Salomon Brothers for the period ending December 31, 1996 expressed in U.S. dollar terms. This information is historical and does not reflect future returns of these markets.

                           [PERFORMANCE BAR GRAPH]

ITALY                                27.19%

AUSTRALIA                            19.32%

UNITED KINGDOM                       18.39%

NEW ZEALAND                          17.86%

IRELAND                              17.64%

PORTUGAL                             15.15%

SWEDEN                               14.78%

SPAIN                                13.88%

CANADA                               11.28%

NORWAY                                7.31%

FINLAND                               6.16%

FRANCE                                5.31%

DENMARK                               3.80%

UNITED STATES                         2.73%

BELGIUM                               2.64%

AUSTRIA                               1.09%

NETHERLANDS                           0.16%

GERMANY                              -0.35%

JAPAN                                -6.45%

SWITZERLAND                          -9.98%


COUNTRY CONCENTRATIONS

GEOGRAPHIC COMPOSITION OF KEMPER INTERNATIONAL BOND FUND

Based on total net assets and the home currency of the issuer on December 31, 1996.

                      [GEOGRAPHIC COMPOSITION BAR GRAPH]

GERMANY                                 20%

UNITED KINGDOM                          20%

AUSTRALIA                               18%

JAPAN                                    5%

DENMARK                                  5%

FINLAND                                  4%

SWEDEN                                   4%

BELGIUM                                  4%

ITALY                                    4%

FRANCE                                   4%

PORTUGAL                                 4%

SPAIN                                    4%

                                                                               7

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL BOND FUND

Portfolio of Investments at December 31, 1996
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                      LOCAL CURRENCY   U.S. DOLLAR
 CURRENCY                                ISSUER                                         PRINCIPAL         VALUE
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (87.2%) AND CORPORATE OBLIGATIONS (9.6%)
----------------------------------------------------------------------------------------------------------------------
GERMAN MARK--28.6%                       Kingdom of Belgium, 7.00%, 2002                   1,560         $ 1,103
                                         Republic of Finland, 8.25%, 2002                  1,563           1,160
                                         Federal Republic of Germany
                                         6.75%, 1999                                       2,385           1,653
                                         6.50%, 2003                                       1,875           1,291
                                         Kingdom of Sweden, 6.00%, 2000                    1,656           1,133
                                         European Investment Bank, 6.00%, 2003             1,790           1,207
                                         -----------------------------------------------------------------------------
                                                                                                           7,547
----------------------------------------------------------------------------------------------------------------------
FRENCH FRANC--20.7%                      Kingdom of Denmark, 5.50%, 1999                   5,900           1,182
                                         French Treasury, 8.50%, 2002                      4,630           1,050
                                         KFW International Finance, 7.00%, 2002            5,500           1,162
                                         Republic of Portugal, 7.70%, 2005                 4,820           1,047
                                         Kingdom of Spain, 6.50%, 2001                     5,000           1,033
                                         -----------------------------------------------------------------------------
                                                                                                           5,474
----------------------------------------------------------------------------------------------------------------------
BRITISH POUND--20.0%                     United Kingdom
                                           10.00%, 2003                                    1,250           2,421
                                         6.75%, 2004                                       1,750           2,877
                                         -----------------------------------------------------------------------------
                                                                                                           5,298
----------------------------------------------------------------------------------------------------------------------
AUSTRALIAN                               Commonwealth of Australia
DOLLAR--18.4%
                                         7.00%, 2000                                       1,270           1,019
                                         9.75%, 2002                                       1,750           1,552
                                         New South Wales Treasury Corp., 8.00%, 2001       1,300           1,072
                                         Treasury Corporation of Victoria, 8.25%,
                                           2003                                            1,450           1,210
                                         -----------------------------------------------------------------------------
                                                                                                           4,853
----------------------------------------------------------------------------------------------------------------------
JAPANESE YEN--9.1%                       Italian Treasury, 5.125%, 2003                  106,000           1,066
                                         European Bank for Recon. and Dev., 4.50%,
                                           1997                                           31,000             276
                                         Int'l. Bank for Recon. and Dev., 4.75%,
                                           2004                                          106,000           1,062
                                         -----------------------------------------------------------------------------
                                                                                                           2,404
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--96.8%
                                         (Cost: $25,649)                                                  25,576
                                         -----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%                       854
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $26,430
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $25,649,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $165,000, the gross unrealized depreciation was $238,000 and the net unrealized depreciation was $73,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERNATIONAL BOND FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Bond Fund as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and the period from February 1, 1995 to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Bond Fund at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
(in thousands)



-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $25,649)                                                 $25,576
-----------------------------------------------------------------------
Cash                                                                569
-----------------------------------------------------------------------
Interest receivable                                                 502
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 26,647
-----------------------------------------------------------------------

-----------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             153
-----------------------------------------------------------------------
  Management fee                                                     16
-----------------------------------------------------------------------
  Trustees' fees and other                                           48
-----------------------------------------------------------------------
    Total liabilities                                               217
-----------------------------------------------------------------------
NET ASSETS                                                      $26,430
-----------------------------------------------------------------------

-----------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $25,216
-----------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                               (45)
-----------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                  (228)
-----------------------------------------------------------------------
Undistributed net investment income                               1,487
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $26,430
-----------------------------------------------------------------------

-----------------------------------------------------------------------
THE PRICING OF SHARES
-----------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($26,430 / 2,892 SHARES OUTSTANDING)                              $9.14
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1996
(in thousands)

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Interest income                                                 $ 840
---------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                   94
---------------------------------------------------------------------------------------------------------
  Professional fees                                                48
---------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           11
---------------------------------------------------------------------------------------------------------
  Reports to shareholders                                          18
---------------------------------------------------------------------------------------------------------
  Registration fees and expenses                                    6
---------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                         16
---------------------------------------------------------------------------------------------------------
    Total expenses                                                193
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             647
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                           467
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
    assets and liabilities in foreign currencies                 (267)
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 847
---------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED             FEBRUARY 1, 1995
                                                                DECEMBER 31,                   TO
                                                                    1996                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
 Net investment income                                            $   647                       346
---------------------------------------------------------------------------------------------------------
 Net realized gain                                                    467                        54
---------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                               (267)                       39
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            847                       439
---------------------------------------------------------------------------------------------------------
Net equalization credits                                            1,199                       525
---------------------------------------------------------------------------------------------------------
 Distribution from net investment income                           (1,103)                     (427)
---------------------------------------------------------------------------------------------------------
 Distribution from net realized gain                                 (110)                     (156)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (1,213)                     (583)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       15,633                     9,483
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       16,466                     9,864
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of period                                                 9,964                       100
---------------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $1,487 and $362, respectively)                          $26,430                     9,964
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper International Bond Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. Shares of the Fund are offered primarily for investment by institutions and high net worth individuals. Shares are offered at net asset value and the minimum initial investment is $1 million.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and exchange traded options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain or loss from investments and foreign currency transactions.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing

NOTES TO FINANCIAL STATEMENTS

                             the net assets by the number of outstanding shares. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $94,000 for the year ended December 31, 1996. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended December 31, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $48,603

                             Proceeds from sales                          32,557

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS            The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                                                   FEBRUARY 1, 1995
                                                                            YEAR ENDED                    TO
                                                                         DECEMBER 31, 1996         DECEMBER 31, 1995
                                                                        -------------------      ---------------------
                                                                        SHARES      AMOUNT       SHARES        AMOUNT
                                       -------------------------------------------------------------------------------
                                       Shares sold                      2,196       $19,231        2,314      $ 20,425
                                       -------------------------------------------------------------------------------
                                       Shares issued in
                                       reinvestment of dividends          134         1,159           64           582
                                       -------------------------------------------------------------------------------
                                       Shares redeemed                   (542)       (4,757)      (1,285)      (11,524)
                                       -------------------------------------------------------------------------------
                                       NET INCREASE FROM CAPITAL
                                       SHARE TRANSACTIONS               1,788       $15,633        1,093      $  9,483
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6  FORWARD FOREIGN
   CURRENCY TRANSACTIONS   In order to help protect itself against a decline
                           in the value of particular foreign currency against another currency, the Fund has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The
                           Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements.
                           The Fund also bears the credit risk if the counterparty fails to perform under the contract.
                           At December 31, 1996, the Fund had outstanding forward foreign currency contracts as follows (in thousands):

                                                                                             IN
                                                                FOREIGN CURRENCY          EXCHANGE       SETTLEMENT     UNREALIZED
                                                               TO DELIVER/RECEIVE            FOR            DATE        GAIN (LOSS)
                                       --------------------------------------------------------------------------------------------
                                       Sales contracts    6,200 Australian dollars         $4,904      October '97     $     (9)
                                       --------------------------------------------------------------------------------------------
                                                          958 British pounds                1,545      January '97          (93)
                                                          -------------------------------------------------------------------------
                                                          28,870 French francs              5,717      October '97           60
                                                          -------------------------------------------------------------------------
                                                          12,000 German marks               7,752      March '97            (73)
                                       --------------------------------------------------------------------------------------------
                                       Purchase contracts 23,750 Danish kroner              4,085      January '97          (54)
                                       --------------------------------------------------------------------------------------------
                                                          1,600 Irish punts                 2,656      February '97          51
                                                          -------------------------------------------------------------------------
                                                          1,960,000 Italian lira            1,277      March '97              7
                                                          -------------------------------------------------------------------------
                                                          3,500 New Zealand dollars         2,466      January '97            4
                                                          -------------------------------------------------------------------------
                                                          16,800 Norwegian krone            2,598      January '97           36
                                                          -------------------------------------------------------------------------
                                                          199,000 Portuguese escudos        1,292      January '97          (11)
                                                          -------------------------------------------------------------------------
                                                          667,800 Spanish pesetas           5,201      January '97          (71)
                                                          -------------------------------------------------------------------------
                                                          TOTAL                                                        $   (153)
                                                          -------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED                  FEBRUARY 1, 1995
                                                     DECEMBER 31,                        TO
                                                         1996                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.03                          9.00
-------------------------------------------------------------------------------------------------------
  Net investment income                                    .41                           .47
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                         .14                           .12
-------------------------------------------------------------------------------------------------------
Total from investment operations                           .55                           .59
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .40                           .41
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .04                           .15
-------------------------------------------------------------------------------------------------------
Total dividends                                            .44                           .56
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.14                          9.03
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             6.13%                         6.56
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------
Expenses                                                  1.54%                         1.34
-------------------------------------------------------------------------------------------------------
Net investment income                                     5.19%                         5.66
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $26,430                         9,964
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       260%                          332
-------------------------------------------------------------------------------------------------------

NOTE: Net investment income per share for the period ended December 31, 1995, was determined based on average shares outstanding.

TRUSTEES & OFFICERS

TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                              J. PATRICK BEIMFORD, JR.
President and Truste                            Vice President

JAMES E. AKINS                                  CHARLES R. MANZONI, JR.
Trustee                                         Vice President

ARTHUR R. GOTTSCHALK                            JOHN E. NEAL
Trustee                                         Vice President

FREDERICK T. KELSEY                             PHILIP J. COLLORA
Trustee                                         Vice President and
                                                Secretary

DOMINIQUE P. MORAX                              JEROME L. DUFFY
Trustee                                         Treasurer

FRED B. RENWICK                                 ELIZABETH C. WERTH
Trustee                                         Assistant Secretary

JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                THE CHASE MANHATTAN BANK
                                 Chase Metro Tech Center
                                 Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS             ERNST & YOUNG LLP
                                 233 South Wacker Drive
                                 Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER               ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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This report is not to be distributed
unless preceded or accompanied by a
Kemper International Bond Fund prospectus.

KIBF - 2 (2/97)   1028500
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]